Exhibit 10.3

EXHIBIT III

KINGPIN HOLDINGS, LLC

2004 UNIT OPTION PLAN

ARTICLE I

Purpose of Plan

The 2004 Unit Option Plan (the “Plan”) of Kingpin Holdings, LLC, a Delaware limited liability company (together with its direct and indirect subsidiaries, the “Company”), adopted by the Board of Managers of the Company effective September 27, 2004, for directors, executives and other key employees of the Company, and consultants and advisors (as determined by the Board under Rule 701 of the Securities Act), is intended to advance the best interests of the Company by providing those persons who have a substantial responsibility for its management and/or growth with additional incentives by allowing them to acquire an ownership interest in the Company and thereby encouraging them to contribute to the success of the Company and to remain in its employ or to continue to provide such services. The availability and offering of unit options under the Plan also increases the Company’s and its subsidiaries’ ability to attract and retain individuals of exceptional talent upon whom, in large measure, the sustained progress, growth, and profitability of the Company depends. The Plan is a compensatory benefit plan within the meaning of Rule 701 of the Securities Act and, unless and until the Common Units (as defined herein) are publicly traded, the issuance of options to purchase Common Units pursuant to the Plan and the issuance of Common Units pursuant to such options is intended to qualify for the exemption from registration under the Securities Act provided by Rule 701. Grants of nonqualified or incentive unit options may be made under the Plan.

ARTICLE II

Definitions

For purposes of the Plan, except where the context clearly indicates otherwise, the following terms shall have the meanings set forth below:

“Affiliate” shall mean, with respect to any Person, any other Person, which, directly or indirectly, controls, is controlled by, or is under common control with such Person.

“Board” shall mean the Board of Managers of the Company.

“Cause” shall be defined to mean (i) the conviction of, or entering a plea or guilty or nolo contendere to, a felony or a crime involving moral turpitude or the commission of any other act or omission involving dishonesty, disloyalty, or fraud with respect to the Company or any of its customers or suppliers, (ii) conduct tending to bring the Company into substantial public disgrace or disrepute, (iii) substantial and repeated failure to perform duties as reasonably directed by the Board or the Participant’s immediate supervisor, (iv) gross negligence or willful misconduct with respect to the Company, (v) a material failure to observe policies or standards approved by the Board regarding employment practices, nondiscrimination and sexual harassment as the Board may address in writing from time to time, (vi) any material breach of any agreement pursuant to which the Participant’s Options were granted or pursuant to which Participant purchased equity from the Company, or (vii) any material breach of the Participant’s written employment agreement, if any, with the Company or agreement under which Participant provides services (including service as a director, advisor or consultant under Section 701 of the Securities Act) to the Company, if any. Notwithstanding the foregoing, in the case of clauses (iii) through (vi) above, the Company must give written notice to the Participant of the act or acts constituting Cause and such acts shall not be deemed to constitute Cause if they are of such a nature that substantially all detriment otherwise resulting to the Company and its Subsidiaries can be cured to the Board’s reasonable satisfaction by action which the Participant causes to be taken within 30 days following written notice from the Company.

“Code” shall mean the Internal Revenue Code of 1986, as amended, and any successor statute.

“Committee” shall mean the Compensation Committee of the Board which has been designated by the Board to administer the Plan and any successor committee composed of two or more board members as appointed from time to time to serve by the Board.

“Common Units” shall mean the Company’s common units, and any other shares into which such stock may be changed by reason of a recapitalization, reorganization, merger, consolidation, or any other change in the corporate structure or capital stock of the Company.

“Company” shall mean Kingpin Holdings, LLC, a Delaware limited liability company, and (except to the extent the context requires otherwise) all subsidiaries of the Company, as such term is defined in Section 424(f) of the Code.

“Disability” shall mean a Participant’s inability (as determined by the Board) due to documented illness, accident, injury, physical or mental incapacity, or other disability, to carry out effectively a Participant’s duties and obligations to the Company and its subsidiaries for any period of 180 consecutive days and a Participant’s return to his or her duties for periods of 15 days or less shall not interrupt such 180 day period.

“Expiration Date” shall have the meaning set forth in Article VI.

“Fair Market Value” of Common Units shall mean the composite closing price of the sales of such Common Units on the securities exchanges on which Common Units may at the time be listed (as reported in The Wall Street Journal), or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if Common Units are not so listed, the closing price (or last price, if applicable) of sales of Common Units on The Nasdaq Stock Market (as reported in The Wall Street Journal), or if such Common Units are not quoted in The Nasdaq Stock Market but are traded over-the-counter, the average of the highest bid and lowest asked prices on such day in the over-the-counter market as reported by the National Quotation Bureau Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which the Fair Market Value is being determined and the 20 consecutive business days prior to such day. If at any time Common Units are not listed on any securities exchange, quoted in The Nasdaq Stock Market, or quoted in the over-the-counter market, the “Fair Market Value” of Common Units shall mean the fair market value of such Common Units as determined by the Board reasonably and in good faith on an enterprise basis, taking into account all relevant factors determinative of value (including the lack of liquidity of Common Units due to the Company’s status as a privately held corporation, but without regard to any discounts for minority interests), using valuation techniques then prevailing in the securities industry (e.g., discounted cash flows and comparable companies) and assuming full disclosure of all relevant information.

“Incentive Unit Option” shall have the meaning set forth in Article V.

“Independent Third Party” means any Person who, immediately prior to the contemplated transaction, does not own in excess of 5% of the Company’s Common Units on a fully diluted basis, who is not an Affiliate of such 5% owner of the Company’s Common Units, and who is not the spouse or descendant (by birth or adoption) of any such 5% owner of the Company’s Common Units.

“Nonqualified Unit Option” shall have the meaning set forth in Article V.

“Option Agreement” shall have the meaning set forth in Article VI.

“Options” shall have the meaning set forth in Article IV.

“Participant” shall mean any director, executive or other key employee of the Company or any consultant or advisor of the Company (as defined in Rule 701 of the Securities Act) who has been selected to participate in the Plan by the Committee or the Board.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, and a governmental entity or any department, agency, or political subdivision thereof.

“Plan” shall have the meaning set forth in Article I.

“Public Offering” means the sale in an underwritten public offering registered under the Securities Act of the Company’s Common Units as approved by the Board or the Investors.

“Sale of the Company” shall mean the sale of the Company to an Independent Third Party or group of Independent Third Parties in any transaction or series of transactions pursuant to which such party or parties acquire (i) capital stock of the Company possessing the voting power under normal circumstances to elect a majority of the Board (whether by merger, consolidation, reorganization, combination, sale or transfer of the Company’s capital stock, shareholder or voting agreement, proxy, power of attorney or otherwise) or (ii) all or substantially all of the Company’s assets determined on a consolidated basis; provided, that a Sale of the Company shall not include a Public Offering.

“Securities Act” shall mean the Securities Act of 1933 and the rules and regulations promulgated thereunder, as amended, and any successor statute.

“Units” shall have the meaning set forth in Article IV.

ARTICLE III

Administration

The Board shall administer the Plan; provided that, by resolution of the Board, the Board may delegate to the Committee specific authority and duties with respect to the Plan. References to the “Committee” in the Plan shall refer to the Board except where the Board has delegated authority or duties to the Committee. Subject to the limitations of the Plan, the Committee shall have the sole and complete authority to: (i) select Participants, (ii) grant Options (as defined in Article IV below) to Participants in such forms and amounts as it shall determine, (iii) impose such limitations, restrictions, and conditions upon such Options as it shall deem appropriate, (iv) interpret the Plan and adopt, amend, and rescind administrative guidelines and other rules and regulations relating to the Plan, (v) correct any defect or omission or reconcile any inconsistency in the Plan or in any Option granted hereunder, and (vi) make all other determinations and take all other actions necessary or advisable for the implementation and administration of the Plan, subject to such limitations as may be imposed by the Code on the grant of Incentive Unit Options or other applicable law. The Committee’s determinations on matters within its authority shall be conclusive and binding upon the Participants, the Company, and all other Persons. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with applicable federal and state laws and rules and regulations promulgated pursuant thereto. No member of the Committee and no officer of the Company shall be liable for any action taken or omitted to be taken by such member, by any other member of the Committee, or by any officer of the Company in connection with the performance of duties under the Plan, except for such Person’s own willful misconduct or as expressly provided by statute. All expenses associated with the administration of the Plan shall be borne by the Company. The Committee may, as approved by the Board and to the extent permissible by law, delegate any of its authority hereunder to such Persons as it deems appropriate.

ARTICLE IV

Limitation on Aggregate Units

The number of Common Units with respect to which options may be granted under the Plan (the “Options”) and which may be issued upon the exercise thereof shall not exceed, in the aggregate, 1,094,595 Common Units (the “Units”); provided that the type and the aggregate number of Units which may be subject to Options shall be subject to adjustment in accordance with the provisions of Section 6.9 below, and further provided that to the extent any Options expire unexercised or are canceled, terminated, or forfeited in any manner without the issuance of Common Units thereunder, such Units shall again be available under the Plan. The Units available under the Plan may be either authorized and unissued units, treasury units, or a combination thereof, as the Committee shall determine.

ARTICLE V

Awards

5.1 Options. The Committee may grant Options to Participants in accordance with this Article V.

5.2 Form of Option. Options granted under the Plan shall be presumed to be nonqualified unit options (the “Nonqualified Unit Options”) and are not intended to be incentive unit options within the meaning of Section 422A of the Code or any successor provision (“Incentive Unit Options”) unless clearly indicated by the Committee in the Option Agreement. The Committee may grant Incentive Unit Options only to eligible employees of the Company. It is the Company’s intent that Nonqualified Unit Options granted under the Plan not be classified as Incentive Unit Options, that Incentive Unit Options be consistent with and contain or be deemed to contain all provisions required under Section 422 of the Code and any successor thereto, and that any ambiguities in construction be interpreted in order to effectuate such intent. If an Incentive Unit Option granted under the Plan does not qualify as such for any reason, then to the extent of such nonqualification, the unit option represented thereby shall be regarded as a Nonqualified Unit Option duly granted under the Plan, provided that such unit option otherwise meets the Plan’s requirements for Nonqualified Unit Options.

5.3 Exercise Price. The option exercise price per share of Common Units shall be fixed by the Committee on the date of grant and, in the case of the grant of any Incentive Unit Option, the exercise price may not be less than 100% of the Fair Market Value of a share of Common Units as of the date of grant of the option, and, in the case of the grant of any Unit option to a Participant who, at the time of the grant, owns more than 10% of the total combined voting power of all classes of stock of the Company, the exercise price may not be less that 110% of the Fair Market Value of a share of Common Units as of the date of grant of the option, in each case unless otherwise permitted by Section 422 of the Code.

5.4 Exercisability. Options shall be exercisable at such time or times as the Committee shall determine at or subsequent to grant.

5.5 Payment of Exercise Price. Options shall be exercised in whole or in part by written notice to the Company (to the attention of the Company’s Secretary) accompanied by payment in full of the option exercise price. Payment of the option exercise price shall be made in cash (including check, bank draft, or money order).

5.6 Terms of Options. The term during which each Option may be exercised shall be determined by the Committee, but, except as otherwise provided herein, in no event shall an Option be exercisable in whole or in part, in the case of a Nonqualified Unit Option or an Incentive Unit Option (other than as described below), more than ten years from the date it is granted or, in the case of an Incentive Unit Option granted to an employee who at the time of the grant owns more than 10% of the total combined voting power of all classes of stock of the Company, if required by the Code, more than five years from the date it is granted. All rights to purchase Units pursuant to an Option shall, unless sooner terminated, expire at the date designated by the Committee. The Committee shall determine the date on which each Option shall become exercisable and may provide that an Option shall become exercisable in installments. The Units constituting each installment may be purchased in whole or in part at any time after such installment becomes exercisable, subject to such minimum exercise requirements as may be designated by the Committee. Unless otherwise provided herein or in the Option Agreement, a Participant may exercise an Option only if he or she is, and has continuously since the date the Option was granted, been a director, officer, or employee of or performed other services for the Company (including service as a director, advisor or consultant under Section 701 of the Securities Act). Prior to the exercise of an Option and delivery of the Units represented thereby, the Participant shall have no rights as an equityholder with respect to any Units covered by such outstanding option (including any dividend or voting rights).

ARTICLE VI

General Provisions

6.1 Conditions and Limitations on Exercise. Options may be made exercisable in one or more installments, upon the happening of certain events, upon the passage of a specified period of time, upon the fulfillment of certain conditions, or upon the achievement by the Company of certain performance goals, as the Committee shall decide in each case when the Options are granted.

6.2 Sale of the Company. In the event of a Sale of the Company, the Committee may (i) terminate any vested Options without payment of any kind provided that each Participant shall first be given notice of such termination and at least 15 days to exercise all vested Options that are to be so terminated; (ii) terminate any unvested Options without payment or notice of any kind; (iii) terminate any vested Options for a cash payment equal to the excess of the Fair Market Value per Common Share (measured as of the date of such Sale of the Company) over such Option’s exercise price multiplied by the number of Options to be terminated; or (iv) immediately vest any unvested Options, causing such Options to become immediately exercisable.

6.3 Organic Change. Except as otherwise provided in the Plan, any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company’s assets, or other transaction which is effected in such a way that holders of Common Units are entitled to receive (either directly or upon subsequent liquidation) stock, securities, or assets with respect to or in exchange for Common Units is referred to herein as an “Organic Change.” Except as otherwise provided in the Plan or in the Option Agreement, and unless such Options are terminated in accordance with Section 6.2 above, after the consummation of any Organic Change, each Participant holding Options shall thereafter have the right to acquire and receive upon exercise thereof, rather than the Common Units immediately theretofore acquirable and receivable upon exercise of such Participant’s Options, such shares of stock, securities, or assets as may be issued or payable with respect to or in exchange for the number of Common Units immediately theretofore acquirable and receivable upon exercise of such Participant’s Options had such Organic Change not taken place. Except as otherwise provided in the Plan, in any such case, the Company shall make appropriate provision with respect to such Participant’s rights and interests to insure that the provisions hereof (including this Section 6.3) shall thereafter be applicable to the Options (including, in the case of any such

Organic Change in which the successor entity or purchasing entity is other than the Company, an immediate adjustment of the exercise price to the value for the Common Units reflected by the terms of such Organic Change and a corresponding immediate adjustment in the number of Common Units acquirable and receivable upon exercise of the Options, if the value so reflected is less than the Fair Market Value of the Common Units in effect immediately before such Organic Change).

6.4 Written Agreement. Each Option granted hereunder to a Participant shall be embodied in a written agreement (an “Option Agreement”) which shall be signed by the Participant and by the President and Chief Operating Officer, the Chief Financial Officer or any other officer of the Company for and in the name and on behalf of the Company and shall be subject to the terms and conditions of the Plan prescribed in the Option Agreement.

6.5 Listing, Registration, and Compliance with Laws and Regulations. Options shall be subject to the requirement that, if at any time the Committee shall determine, in its discretion, that the listing, registration, or qualification of the units subject to the Options upon any securities exchange or under any state or federal securities or other law or regulation, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to or in connection with the granting of the Options or the issuance or purchase of shares thereunder, then no Options may be granted or exercised, in whole or in part, unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Committee. The holders of such Options shall supply the Company with such certificates, representations, and information as the Company shall request and shall otherwise cooperate with the Company in obtaining such listing, registration, qualification, consent, or approval. In the case of officers and other Persons subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, the Committee may at any time impose any limitations upon the exercise of an Option that, in the Committee’s discretion, are necessary or desirable in order to comply with such Section 16(b) and the rules and regulations thereunder. If the Company, as part of an offering of securities or otherwise, finds it desirable because of federal or state regulatory requirements to reduce the period during which any Options may be exercised, then the Committee, may, in its discretion and without the Participant’s consent, so reduce such period on not less than 15 days written notice to the holders thereof.

6.6 Nontransferability. Options may not be transferred other than by will or the laws of descent and distribution and, during the lifetime of the Participant, may be exercised only by such Participant (or his legal guardian or legal representative). In the event of the death of a Participant, exercise of Options granted hereunder shall be made only:

(i) by the executor or administrator of the estate of the deceased Participant or the Person or Persons to whom the deceased Participant’s rights under the Option shall pass by will or the laws of descent and distribution; and

(ii) to the extent that the deceased Participant was entitled thereto at the date of his death, unless otherwise provided by the Committee in such Participant’s Option Agreement.

Notwithstanding the foregoing, a Participant may transfer any or all of his vested Options to his spouse, any natural and adopted descendants or any trust or limited partnership solely for the benefit of such Participant’s spouse and descendants.

6.7 Expiration of Options.

(a) Normal Expiration. In no event shall any part of any Option be exercisable after the date of expiration thereof (the “Expiration Date”), as determined by the Committee pursuant to Section 5.6 above.

(b) Early Expiration Upon Termination of Employment or Services. Except as otherwise provided by the Committee in the Option Agreement, any portion of a Participant’s Option that was not vested and exercisable on the date of the termination of such Participant’s employment or services (including service as a director, advisor or consultant under Section 701 of the Securities Act) shall expire and be forfeited as of such date, and any portion of a Participant’s Option that was vested and exercisable on the date of the termination of such Participant’s employment or services (including service as a director, advisor or consultant under Section 701 of the Securities Act) shall expire and be forfeited as of such date, except that: (i) if any Participant dies or becomes subject to any Disability, such Participant’s Option shall expire 180 days after the date of his death or Disability, but in no event after the Expiration Date, (ii) if any Participant retires or ceases such services (with the approval of the Board), his Option shall expire 90 days after the date of his retirement or cessation of services, but in no event after the Expiration Date, and (iii) if any Participant is discharged other than for Cause, such Participant’s Option shall expire 30 days after the date of his discharge, but in each case in no event after the Expiration Date.

(c) Deferred Expiration Date. Notwithstanding anything in the Plan to the contrary, if, on the date on which a Participant’s Option is scheduled to expire due to the termination of Participant’s employment or service (including service as a director, advisor or consultant under Section 701 of the Securities Act) without Cause or due to the death or Disability of a Participant, the Participant is subject to a prohibition (either in connection with an underwritten public offering or pursuant to a Company-imposed blackout period designed to prevent trading on the basis of non-public information) against the resale of the Common Units that would be acquired upon exercise of the Option, the expiration of the Option shall be deferred to the earlier of the ninetieth day after the lifting of such prohibition or the tenth anniversary of the date the Option was granted.

6.8 Withholding of Taxes. The Company shall be entitled, if necessary or desirable, to withhold from any Participant, from any amounts due and payable by the Company to such Participant (or secure payment from such Participant in lieu of withholding), the amount of any withholding or other tax due from the Company with respect to any Units issuable under the Options, and the Company may defer the exercise of the Options or the issuance of the Units thereunder unless indemnified to its satisfaction.

6.9 Adjustments. In the event of a reorganization, recapitalization, unit or stock dividend, or unit or stock split, combination or other reclassification affecting the Common Units, the Board or the Committee shall, in order to prevent the dilution or enlargement of rights under outstanding Options, make such adjustments in the number and type of shares authorized by the Plan, the number and type of units or shares covered by outstanding Options, and the exercise prices specified therein as may be determined to be appropriate and equitable.

6.10 Rights of Participants. Nothing in the Plan or in any Option Agreement shall interfere with or limit in any way the right of the Company to terminate any Participant’s employment or services which a Participant provides to the Company (including service as a director, advisor or consultant under Section 701 of the Securities Act) at any time (with or without Cause), nor confer upon any Participant any right to continue in the employ of the Company or to provide services (including service as a director, advisor or consultant under Section 701 of the Securities Act) to the Company for any period of time or to continue his present (or any other) rate of compensation or other remuneration, and except as otherwise provided under the Plan or by the Committee in the Option Agreement, in the event of any Participant’s termination of employment or services (including service as a director, advisor or consultant under Section 701 of the Securities Act) (including, but not limited to, the termination by the Company without Cause) any portion of such Participant’s Option that was not previously vested and exercisable shall expire and be forfeited as of the date of such termination. No employee or service provider to the Company, including directors, advisors and consultants, shall have a right to be selected as a Participant or, having been so selected, to be selected again as a Participant.

6.11 Amendment, Suspension, and Termination of Plan. The Board or the Committee may suspend or terminate the Plan or any portion thereof at any time and may amend it from time to time in such respects as the Board or the Committee may deem advisable; provided that no such amendment shall be made without equityholder approval to the extent such approval is required by law, agreement, or the rules of any exchange upon which the Common Units are listed, and no such amendment, suspension, or termination shall impair the rights of Participants under outstanding Options without the consent of the Participants affected thereby. No Options shall be granted hereunder after the tenth anniversary of the adoption of the Plan.

6.12 Amendment, Modification, and Cancellation of Outstanding Options. The Committee may amend or modify any Option in any manner to the extent that the Committee would have had the authority under the Plan initially to grant such Option; provided that no such amendment or modification shall impair the rights of any Participant under any Option in a manner not contemplated hereby without the consent of such Participant adversely affected thereby. With the Participant’s consent or as otherwise contemplated hereby, the Committee may cancel any Option and issue a new Option to such Participant.

6.13 Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee, the members of the Board and the Committee shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit, or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit, or proceeding; provided that any such Committee member shall be entitled to the indemnification rights set forth in this Section 6.13 only if such member has acted in good faith and in a manner that such member reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe that such conduct was unlawful; and further provided that upon the institution of any such action, suit, or proceeding a Committee member shall give the Company written notice thereof and an opportunity, at its own expense, to handle and defend the same before such Committee member undertakes to handle and defend it on his own behalf.

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